SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      December 2, 1999 (November 30, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


       Delaware                      1-10308                     06-0918165
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
   of incorporation or                                    Identification Number)
      organization)

   9 West 57th Street
       New York, NY                                                 10019
  (Address of principal                                          (Zip Code)
    executive) office)




                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires,
"Cendant",   "we",  "our",  or  "us"  means  Cendant  Corporation,   a  Delaware
Corporation, and its subsidiaries.

         Completion of Divestiture Program. On November 30, 1999, we announced that we completed the sale of Entertainment Publications, Inc. to The Carlyle Group and the sale of Green Flag to Direct Line for a combined total value of $735 million thus concluding our program to divest non-strategic assets. The Entertainment Publications and Green Flag transactions generated a combined pre-tax book gain of approximately $230 million.

         Entertainment Publications is the world's largest marketer and publisher of coupon books and discount programs. Green Flag is a UK roadside assistance organization, providing a wide range of emergency support and rescue services to more than 2.5 million customers representing 15% of the UK market.

         As previously reported, our program to divest non-strategic assets has resulted in the disposition of 18 business units, and has generated about $4.5 billion in proceeds. Proceeds have been primarily used to repurchase Cendant stock and reduce indebtedness. As of November 30, 1999, we have reduced shares outstanding by approximately 152 million shares or 18%, have retired approximately $700 million in debt and currently have more than $1.5 billion in cash.

For a more detailed description of the completion of the divestiture program, reference is made to Exhibit 99.1, which is incorporated herein by reference in its entirety.

         Postponement of Special Meeting of Stockholders. The Special Meeting of Stockholders called for January 14, 2000 has been postponed. A new meeting and record date will be announced upon determination.


Item 7.   Exhibits

Exhibit
   No.         Description
-------        -----------------------------------------------------------------

99.1 Press Release: Cendant Corporation Completes Sale of Entertainment Publications and Green Flag; Concludes Program to Divest Non-Core Assets, dated November 30, 1999.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CENDANT CORPORATION



                               By:   /s/  James E. Buckman
                                          James E. Buckman
                                          Vice Chairman
                                          and General Counsel


Date: December 2, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated December 2, 1999 (November 30, 1999)


                                  EXHIBIT INDEX


Exhibit
   No.         Description
-------        -----------------------------------------------------------------

99.1 Press Release: Cendant Corporation Completes Sale of Entertainment Publications and Green Flag; Concludes Program to Divest Non-Core Assets, dated November 30, 1999.